UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 15, 2008 (February 15, 2008)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street
Niagara Falls, NY (Seneca Nation Territory)	14303
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Investor Call for Quarter Ended December 31, 2007

Seneca Gaming Corporation (“SGC”) senior management will host a conference call for investors and other members of the financial community on February 20, 2008 at 3:00 PM Eastern Standard Time for purposes of discussing SGC’s operating results for the quarter ended December 31, 2007.  Participating will be Barry Snyder, Sr., Chairman of the Board of Directors, E. Brian Hansberry, President and CEO, Barry Brandon, Senior Vice President and General Counsel, Rajat Shah, SGC’s Senior Vice President of Corporate Development and Patrick Fox, SGC’s Chief Financial Officer.  Interested parties may participate in this call by dialing 800-894-5910 (or 785-424-1052, outside the U.S. and Canada); the conference ID is SENECA.  Participants are requested to dial in 5 to 10 minutes prior to the scheduled start time.  A rebroadcast of this conference call will be available for 14 days by dialing 800-723-5759 (or 402-220-2662, outside the U.S. and Canada).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: February 15, 2008		/s/ Patrick M. Fox
	Name:	Patrick M. Fox
	Title:	Chief Financial Officer